SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2016

AIRBORNE WIRELESS NETWORK

(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)
(805) 583-4302
(Company’s Telephone Number)
_______________________________________________ (Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD

On November 23, 2016, Airborne Wireless Network, a Nevada corporation (the “Company”), issued a press release announcing that the Company has been issued a project number by the Federal Aviation Administration (“FAA”) for its Supplemental Type Certificate (STC) application. The FAA project number is ST16664LA-T. Such project number will allow the Company to install a Broadband Transceiver System on Boeing 757-200 aircraft.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Exhibits

Exhibit No.	Description
99.1	Press Release dated November 23, 2016, announcing that the Company has been issued a FAA Project Number for its STC application.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2016	AIRBORNE WIRELESS NETWORK

/s/ J. Edward Daniels
J. Edward Daniels
President & CEO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 23, 2016, announcing that the Company has been issued a FAA Project Number for its STC application.

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